SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Excange Act of 1934

      Date of Report (Date of earliest event reported) December 15, 1998.

                                OMI Trust 1998-D
                                ----------------
               (Exact name of registrant as specified in charter)


          Pennsylvania           333-31441           Application filed
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission            (IRS Employer
      of incorporation)        File Number)        Identification No.)


                       c/o PNC Bank, National Association
                           Corporate Trust Department
                          Attention: Judy Wisniewskie
                               1700 Market Street
                        Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872


================================================================================
         (Former name of former address, if changed since last report.)

                                OMI Trust 1998-D

                                    Form 8-K



Item 1.       Changes in Control of Registrant.

              Not Applicable

Item 2.       Acquisition or Disposition of Assets.

              Not Applicable

Item 3.       Bankrupty or Receivership.

              Not Applicable

Item 4.       Changes in Registrant's Certifying Accountant.

              Not Applicable

Item 5.       Other Events.

OMI Trust 1998-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordianted Pass-Through Certificates, Series 1998-D (the "Certificates", makes monthly distributions to holders of the Certificates. The latest distribution was made on December 15, 1998. Oakwood Acceptance Corpoation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report....................Exhibit 20.1

Item 6.      Resignation of Registrant's Directors.

             Not Applicable

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Not Applicable

             20.1 Monthly Remittance Report relating to the Distribution Date occurring on December 15, 1998.

Item 8.      Change in Fiscal Year.

             Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OMI TRUST 1998-D, REGISTRANT

                                    By:  OAKWOOD ACCEPTANCE CORPORATION
                                          as servicer


December 23, 1998
                                          ------------------------------
                                                Douglas R. Muir
                                                Vice President

                                INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                                Numbered Pages
                                                           -------------------

     20.1 Monthly Remittance Report relating to Distribution
          Date occurring on December 15, 1998...........................

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP.- SERVICER
REMITTANCE REPORT
REPORTING MONTH:        NOV. 98


                    Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------

   Beginning                                                                                   Ending              Scheduled
   Principal      Scheduled          Prepaid           Liquidated        Contracts            Principal           Gross
   Balance        Principal          Principal         Principal         Repurchased          Balance             Interest
-----------------------------------------------------------------------------------------------------------------------------------
314,415,824.55  (347,895.13)      (5,426,834.68)           0.00                0.00         308,641,094.74       2,512,949.15
===================================================================================================================================



                    Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------

                Scheduled                          Amount
  Servicing     Pass Thru       Liquidation        Available for        Limited      Total
  Fee           Interest        Proceeds           Distribution         Guarantee    Distribution

-------------------------------------------------------------------------------------------------
262,013.19    2,250,935.96         0.00            8,287,678.96           0.00       8,287,678.96
=================================================================================================





                                         Certificate Account
----------------------------------------------------------------------------------------------------------------

      Beginning                     Deposits                                      Investment            Ending
       Balance            Principal          Interest        Distributions         Interest             Balance
-----------------------------------------------------------------------------------------------------------------
     5,489,653.02        5,711,810.71       1,893,154.48      (7,577,518.65)       12,108.33        5,529,207.89
=================================================================================================================



                     P&I Advances at Distribution Date
----------------------------------------------------------------------------

      Beginning            Recovered          Current           Ending
       Balance             Advances           Advances         Balance
----------------------------------------------------------------------------

     12,981.16              9,823.63         885,295.80       888,453.33
============================================================================

OAKWOOD MORTGAGE INVESTORS, INC 1998-D             REPORT DATE: DECEMBER 7, 1998
OAKWOOD ACCEPTANCE CORP - SERVICER                 POOL REPORT 2
REMITTANCE REPORT
REPORTING MONTH                Nov 98              page 2 0f 6

Class B Crossover Test                              Test Met? Average 60 day delinquency ratio:
--------------------------------------              ---------
(a) Remittance date on or after May 2003                N                            Over 60s           Pool Balance         %
                                                                                    ---------------------------------------------
(b) Average 60 day Delinquency rate <= 5%               Y     Current Mo              279,631.19        314,415,824.55      0.09%
                                                              1st Preceding No              0.00        319,423,724.08      0.00%
(c) Average 30 day Delinquency rate <= 7%               Y     2nd Preceding Mo              0.00                  0.00      0.00%
                                                                                                            Divided by         3
                                                                                                                            -----
(d) Cumulative losses do not exceed the following                                                                           0.00%
percent of the initial principal balance of all                                                                             =====
Certificates                                                  Average 30 day delinquency ratio:
        May 2003-Oct 2004            7%                 N
        Nov 2004-Oct 2005            8%                 N
        Nov 2005 and thereafter      9%                 N                            Over 30s           Pool Balance          %
                                                                                   ----------------------------------------------
                                                              Current Mo           3,717,522.26        314,415,824.55       1.18%
                                                              1st Preceding Mo       761,652.53        319,423,714.08       0.24%
(e) Current realized loss ratio <= 2.75%                Y     2nd Preceding Mo             0.00                  0.00       0.00%
                                                                                                           Divided by          3
                                                                                                                            -----
(f) Does Subordinated Certificate percentage equal or                                                                       0.47%
    exceed                       41.126%                                                                                    =====
    of Pool Scheduled Principal Balance                       Cumulative loss ratio:
         Beginning Adj. M balances        36,734,000.00              Cumulative losses                           0.00
         Beginning Adj. B-1 balance       12,777,000.00       Divided by initial Certificate           319,423,713.00       0.00%
         Beginning Adj. B-2 balance       25,554,561.00         Principal
                                         --------------
                                          75,065,561.00
                                         --------------
        Divided by beginning pool
        balance                          314,415,824.55       Current realized loss ratio:
                                                23.875%  N                          Liquidation            Pool
                                                                                       Losses             Balance
                                                                                    ---------------------------------
                                                              Current Mo                0.00           314,415,824.55
                                                              1st Preceding Mo          0.00           319,423,714.08
                                                              2nd Preceding Mo          0.00                     0.00      0.000%
                                                                                                                           ======

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D           Report Date: December 7, 1998
OAKWOOD ACCEPTANCE CORP.- SERVICER                Pool Report #2
REMITTANCE REPORT                                 Page 3 of 6
REPORTING MONTH:        NOV. 98

                                                      Delinquency Analysis



                                                31 to 59 days                 60 to 89 days             90 days and over
             No. of     Principal                      Principal                   Principal                 Principal
             Loans      Balance                #        Balance               #     Balance               #   Balance
             -------------------------------------------------------------------------------------------------------------------

Non-Repos    6,788    308,558,853.36           91    3,437,891.06             6    231,145.72             0     0.00

    Repos        3         82,241.38            0         0.00                2     48,485.47             0     0.00
             -------------------------------------------------------------------------------------------------------------------

    Total    6,791    308,641,094.74           91    3,437,891.06             8    279,631.19             0     0.00
             ===================================================================================================================



                                                      Delinquency Analysis

                                                                                   Repossession Analysis
                                         Active Repos               Reversal           Current Month
                 Total Delinq.           Outstanding              (Redemption)             Repos               Cumulative Repos
                        Principal             Principal             Principal               Principal                Principal
              #         Balance         #      Balance          #    Balance            #    Balance            #     Balance
             -------------------------------------------------------------------------------------------------------------------

Non-Repos     97     3,669,036.78       3     82,241.38         0      0.00             0      0.00             3    82,300.47

    Repos      2        48,485.47
             --------------------

    Total     99     3,717,522.25
             ====================

              1.5%          1.20%
              ===================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D           Report Date: December 7, 1998
OAKWOOD ACCEPTANCE CORP.- SERVICER                Pool Report #2
REMITTANCE REPORT                                 Page 4 of 6
REPORTING MONTH:        NOV. 98

REPOSSESION LIQUIDATION REPORT

                                        Liquidated
          Account        Customer       Principal      Sales     Insur.    Total
FHA?      Number          Name          Balance       Proceeds  Refunds   Proceeds
----------------------------------------------------------------------------------
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00
                                                                           0.00



                    Net                                            Net           Current
Repossessio    Liquidation    Unrecov.     FHA Insurance        Pass Thru      Period Net      Cumulative
  Expenses       Proceeds     Advances        Coverage           Proceeds      Gain(Loss)      Gain(Loss)
---------------------------------------------------------------------------------------------------------
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
                    0.00                          0.00             0.00            0.00
---------------------------------------------------------------------------------------
                    0.00                          0.00             0.00            0.00             0.00
=========================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D            Report Date: December 7, 1998
OAKWOOD ACCEPTANCE CORP.- SERVICER                 Pool Report #2
REMITTANCE REPORT                                  Page 6 of 6
REPORTING MONTH:        NOV. 98


CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                              Original      Beginning      Beginning       Current        Current         Ending
          Cert.             Certificate    Certificate     Carryover      Principal      Principal       Carryover
          Class               Balances       Balances      Principal        Due            Paid          Principal
---------------------------------------------------------------------------------------------------------------------
A-1                                   238,335,000.00   233,331,730.62   0.00  (5,769,771.06)  (5,769,771.06)  (0.00)

A-1 ARM                                 6,023,152.00     6,018,531.93   0.00      (4,958.75)      (4,958.75)   0.00

M-1 Adjusted Certificate Balance       22,360,000.00    22,360,000.00   0.00           0.00            0.00    0.00
M-1 Outstanding Writedown                                        0.00                  0.00

M-2 Adjusted Certificate Balance       14,374,000.00    14,374,000.00   0.00           0.00            0.00    0.00
M-2 Outstanding Writedown                                        0.00                  0.00

B-1 Adjusted Certificate Balance       12,777,000.00    12,777,000.00   0.00           0.00            0.00    0.00
B-1 Outstanding Writedown                                        0.00                  0.00

B-2 Adjusted Certificate Balance       25,554,561.00    25,554,561.00   0.00           0.00            0.00    0.00
B-2 Outstanding Writedown                                        0.00                  0.00
                                      ------------------------------------------------------------------------------
    Adjusted Certificate Balance      319,423,713.00    314,415,823.55  0.00  (5,774,729.81)  (5,774,729.81)  (0.00)
    Outstanding Writedown                                        0.00                                  0.00
                                      ------------------------------------------------------------------------------
                                      319,423,713.00    314,415,823.55  0.00  (5,774,729.81)  (5,774,729.81)  (0.00)
                                      ==============================================================================





                                                             Ending                    Principal Paid
          Cert.                              Writedown    Certificate        Pool       Per $1,000
          Class                               Amounts       Balances        Factor     Denomination
---------------------------------------------------------------------------------------------------
A-1                                                      227,561,959.56     95.50607%   24.46014

A-1 ARM                                                   6,013,573.18      98.80423%   11.19923

M-1 Adjusted Certificate Balance               0.00      22,360,000.00     100.00000%    0.00000
M-1 Outstanding Writedown                      0.00               0.00          0.00     0.00000

M-2 Adjusted Certificate Balance               0.00      14,374,000.00     100.00000%    0.00000
M-2 Outstanding Writedown                      0.00               0.00          0.00     0.00000

B-1 Adjusted Certificate Balance               0.00      12,777,000.00     100.00000%    0.00000
B-1 Outstanding Writedown                      0.00               0.00          0.00     0.00000

B-2 Adjusted Certificate Balance               0.00      25,554,661.00     100.00000%    0.00000
B-2 Outstanding Writedown                      0.00               0.00          0.00     0.00000
                                               ------------------------
    Adjusted Certificate Balance               0.00     308,641,093.74
    Outstanding Writedown                      0.00               0.00
                                               ------------------------
                                               0.00     308,641,093.74
                                               ========================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D            Report Date: December 7, 1998
OAKWOOD ACCEPTANCE CORP.- SERVICER                 Pool Report #2
REMITTANCE REPORT                                  Page 5 of 6
REPORTING MONTH:        NOV. 98


CERTIFICATE INTEREST ANALYSIS

                                                                                                               Interest Paid
      Certificate            Remittance  Beginning     Current          Total          Interest       Ending     Per $1,000
         Class                  Rate       Balance      Accrual          Paid           Shortfall     Balance    Denomination
                             ------------------------------------------------------------------------------------------------
A-1                           6.40000%       0.00  1,244,435.90    1,244,435.90            0.00         0.00     5.33333
A-1  Carryover Interest                      0.00          0.00            0.00            0.00         0.00


A-1  ARM                      6.07781%       0.00     30,482.91       30,482.91            0.00         0.00     5.06484
A-1  ARM Carryover Interest                  0.00          0.00            0.00            0.00         0.00


M-1  Current Interest           7.415%       0.00    138,166.17      138,166.17            0.00         0.00     6.17917
M-1  Carryover Interest                      0.00          0.00            0.00            0.00         0.00
M-1  Writedown Interest                      0.00          0.00            0.00            0.00         0.00
M-1  Carriover Writedown Int                 0.00          0.00            0.00            0.00         0.00

M-2  Current Interest           8.322%       0.00     99,683.69       99,683.69            0.00         0.00     6.93500
M-2  Carryover Interest                      0.00          0.00            0.00            0.00         0.00
M-2  Writedown Interest                      0.00          0.00            0.00            0.00         0.00
M-2  Carriover Writedown Int                 0.00          0.00            0.00            0.00         0.00

B-1  Current Interest           8.650%       0.00     92,100.88       92,100.88            0.00         0.00     7.20833
B-1  Carryover Interest                      0.00          0.00            0.00            0.00         0.00
B-1  Writedown Interest                      0.00          0.00            0.00            0.00         0.00
B-1  Carriover Writedown Int                 0.00          0.00            0.00            0.00         0.00

B-2  Current Interest           7.950%       0.00    169,298.97      169,298.97            0.00         0.00     6.62500
B-2  Carryover Interest                      0.00          0.00            0.00            0.00         0.00
B-2  Writedown Interest                      0.00          0.00            0.00            0.00         0.00
B-2  Carriover Writedown Int                 0.00          0.00            0.00            0.00         0.00

Limited Guarantee

Service Fee                                  0.00    262,013.19      262,013.19            0.00         0.00

X Certificate                                0.00    476,767.44      476,767.44            0.00         0.00

R
                                            ----------------------------------------------------------------
                                             0.00  2,512,949.15    2,512,949.15            0.00         0.00
                                            ================================================================



      Certificate               Cert.          TOTAL
         Class                  Class      DISTRIBUTION
                        ---------------------------------


A-1                              A-1       7,014,206.96
A-1  Carryover Interest


A-1  ARM                         A-1 ARM      35,441.66
A-1  ARM Carryover Interest


M-1  Current Interest            M-1         138,166.17
M-1  Carryover Interest
M-1  Writedown Interest
M-1  Carriover Writedown Int

M-2  Current Interest            M-2          99,683.69
M-2  Carryover Interest
M-2  Writedown Interest
M-2  Carriover Writedown Int

B-1  Current Interest            B-1          92,100.88
B-1  Carryover Interest
B-1  Writedown Interest
B-1  Carriover Writedown Int

B-2  Current Interest            B-2         169,298.97
B-2  Carryover Interest
B-2  Writedown Interest
B-2  Carriover Writedown Int

Limited Guarantee

Service Fee                                  262,013.19

X                                            476,767.44

R
                                           ------------
                                           8,287,678.96
                                           ============